UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 24, 2012

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on July 24, 2012. For more information about the proposals, see the Company’s Proxy Statement dated April 30, 2012, the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, stockholders representing 5,987,192 shares, or 76.3%, of the 7,845,146 shares of common stock outstanding on the record date of April 26, 2012 were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting. The matters voted upon at the Annual Meeting and the voting results were as follows:

Proposal Number 1 -  Election of Directors:  The Company’s stockholders elected, by a plurality of the votes cast, each of the six nominees to the Board of Directors, to serve until the Company’s 2013 annual meeting of stockholders or until their respective successors have been elected, as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph R. Tomkinson	1,935,287	159,931	3,891,974
William S. Ashmore	1,934,334	160,884	3,891,974
James Walsh	1,941,428	153,790	3,891,974
Frank P. Filipps	1,939,914	155,304	3,891,974
Stephan R. Peers	1,942,894	152,324	3,891,974
Leigh J. Abrams	1,937,481	157,737	3,891,974

Proposal Number 2 - Approval of Amendment to 2010 Omnibus Incentive Plan to Increase the Shares Subject to the Plan by 250,000 Shares:  Approval of the amendment to the 2010 Plan required the affirmative vote of at least a majority of votes cast of the stockholders present in person or by proxy the Annual Meeting of Stockholders.  Abstentions and broker non-votes are not counted as votes cast and had no effect on the result of the vote.  The proposal was approved by the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,551,721	521,899	21,598	3,891,974

Proposal Number 3 — Ratification of Appointment of Independent Auditor:  Ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 required an affirmative vote of a majority of all votes cast at the Annual Meeting of Stockholders.  Abstentions are not counted as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,796,185	104,606	86,401	N/A

Item 7.01              Regulation FD Disclosure.

Attached as exhibit 99.1 to this Current Report is the slide presentation from the Company’s Annual Meeting of Stockholders held on July 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: July 27, 2012
	By:	/s/ Todd R. Taylor
	Name:	Todd R. Taylor
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Slide Presentation from Annual Meeting of Stockholders held on June 24, 2012.